Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of September 28, 2012 (this “First Amendment”), to the Amended and Restated Credit Agreement, dated as of March 16, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Armored Autogroup Intermediate Inc., Armored Autogroup Inc. (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrower and the Majority Facility Lenders with respect to the Revolving Facility have agreed to modify the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.           Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.           First Amendment.  The Credit Agreement is hereby amended as follows:

(a)           Section 7.1(a) of the Credit Agreement is hereby amended by amending and restating the grid set forth therein as follows:

Fiscal Quarter	Consolidated Leverage Ratio
September 30, 2012	7.30:1.00
December 31, 2012	7.60:1.00
March 31, 2013	8.00:1.00
June 30, 2013	8.40:1.00
September 30, 2013	8.10:1.00
December 31, 2013	8.10:1.00
March 31, 2014	8.00:1.00
June 30, 2014	7.80:1.00
September 30, 2014	7.60:1.00
December 31, 2014	7.50:1.00
March 31, 2015	7.30:1.00
June 30, 2015	7.10:1.00
September 30, 2015	6.90:1.00
December 31, 2015	6.90:1.00
March 31, 2016	6.80:1.00
June 30, 2016	6.60:1.00
September 30, 2016	6.40:1.00

(b)           Section 7.1(b) of the Credit Agreement is hereby amended by amending and restating the grid set forth therein as follows:

Fiscal Quarter	Consolidated Interest Coverage Ratio
September 30, 2012	1.70:1.00
December 31, 2012	1.70:1.00
March 31, 2013	1.60:1.00
June 30, 2013	1.50:1.00
September 30, 2013	1.60:1.00
December 31, 2013	1.60:1.00
March 31, 2014	1.60:1.00
June 30, 2014	1.60:1.00
September 30, 2014	1.65:1.00
December 31, 2014	1.70:1.00
March 31, 2015	1.70:1.00
June 30, 2015	1.75:1.00
September 30, 2015	1.80:1.00
December 31, 2015	1.80:1.00
March 31, 2016	1.85:1.00
June 30, 2016	1.90:1.00
September 30, 2016	1.90:1.00

SECTION 3.           Effectiveness.  This First Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

(a)           The Administrative Agent (or its counsel) shall have received duly executed and completed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower and the Majority Facility Lenders with respect to the Revolving Facility.

(b)           The Administrative Agent shall have received all fees required to be paid on or before the First Amendment Effective Date.

(c)           To the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this First Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4.           Amendment Fee.  The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender which delivers to the Administrative Agent an executed copy of this First Amendment on or prior to the First Amendment Effective Date an amendment fee equal to 0.50% of such Lender’s Revolving Commitment as of the date hereof.

SECTION 5.           Representations and Warranties.  Each of Holdings and the Borrower represents and warrants to each of the Lenders party hereto and the Administrative Agent that as of the First Amendment Effective Date:

5.1.          This First Amendment has been duly authorized, executed and delivered by it and this First Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.2.          Each of the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 6.           Effect of First Amendment.

6.1.          Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

6.2.          On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.  This First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7.           General.

7.1.          GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.2.          Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this First Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

7.3.          Counterparts.  This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this First Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

7.4.          Headings.  The headings of this First Amendment are used for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

ARMORED AUTOGROUP INTERMEDIATE INC.

By:	/s/ David Lundstedt
Name: David Lundstedt
Title: President; Chief Executive Officer

ARMORED AUTOGROUP INC.

By:	/s/ David Lundstedt
Name: David Lundstedt
Title: President; Chief Executive Officer

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Tony Wong
Name: Tony Wong
Title: Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Kelvin Cheng
Name: Kelvin Cheng
Title: Director

By:	/s/ Steven A. Eberhardt
Name: Steven A. Eberhardt
Title: Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ John Flores
Name: John Flores
Title: Duly Authorized Signatory

Signature Page to First Amendment